Acquisitions and Divestitures - Unaudited Pro Forma Results of Operations (Detail) (Actavis Group [Member], USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Actavis Group [Member]
Business Acquisition Actual Revenue And Pre Tax Income Loss [Line Items]
Net revenues	$ 8,082.7	$ 7,090.7
Net income attributable to common shareholders	$ 111.6	$ (429.4)
Earnings (loss) per share:
Basic	$ 0.86	$ (3.35)
Diluted	$ 0.85	$ (3.29)